JOINT MARKETING AND REFERRAL AGREEMENT

     THIS JOINT MARKETING AND REFERRAL AGREEMENT, is made and entered into as of the 1 day of July 2005, by and between First National Bank of Chester County ("First National"), First National Wealth Advisory Services ("FNWAS") and The Elite Group, LLC ("Elite Group").

                                   WITNESSETH:

     WHEREAS, First National is a national banking association chartered by the Office of the Comptroller of the Currency;

     WHEREAS, FNWAS is a wholly-owned subsidiary of First National and is licensed as a corporate producer under the insurance laws of Pennsylvania;

     WHEREAS, Elite Group is a Pennsylvania limited liability company, licensed as a corporate producer under the insurance laws of Pennsylvania, and provides human resource and insurance products and services to small-to-mid sized companies;

     WHEREAS, First National has clients who are small-to-mid sized companies who may be in need of human resource and insurance products and services;

     WHEREAS, First National and Elite Group desire to jointly market their respective products and services to select First National clients, and to share the expenses of such marketing;

     WHEREAS, Elite Group desires that First National will refer clients in need of human resource and insurance products and services to Elite Group;

     WHEREAS, Elite Group is willing to compensate First National for the referral of such clients to Elite Group; and

     WHEREAS, First National and Elite Group are entering into this Agreement for the purpose of setting forth terms and conditions of their agreement.

     NOW THEREFORE, in consideration of good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties do hereby agree as follows:

     1. Joint Marketing and Referral of Clients. First National, FNWAS and Elite Group shall conduct periodic marketing forums to select First National clients, at times and locations to be determined by the parties. Each First National client who from time to time purchases any of the human resource and insurance products or services offered by Elite Group, including those Commission Based Services and Fee Based Products and Services set forth on Exhibit A attached hereto, at or following any marketing forum conducted by the parties, shall be referred to in this Agreement as a "Referred Client". Except as set forth in
Section 2 below, all right, title and interest, in and to the revenues and profits relating to the Referred Clients (whether original or renewal), shall be the sole property of Elite Group.

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     2. Fees and Payment.

          (a) So long as FNWAS maintains the requisite state insurance licenses and in accordance with the termination provisions set forth in Section 6(c), Elite Group shall pay referral fees (the "Commission Based Fees") to FNWAS for each Referred Client purchasing Commission Based Services, including those set forth on Exhibit A. The amount of the Commission Based Fees shall equal a percentage of the total commissions Elite Group receives from the Referred Client for such Commission Based Services, as set forth on Exhibit B attached hereto.

          (b) Elite Group shall pay referral fees (the "Fee Based Referral Fees") to First National for each Referred Client purchasing Fee Based Products and Services, including those set forth on Exhibit A. The amount of the Fee Based Referral Fees shall equal a percentage of the total fees Elite Group receives from the Referred Client for such Fee Based Products, as set forth on Exhibit B.

          (c) Elite Group shall pay all Commission Based Fees to FNWAS and all Fee Based Referral Fees to First National not later than (30) days after receipt of the commissions and/or fees by Elite Group from the Referred Clients. The Commission Based Fees and the Fee Based Referral Fees are collectively referred to as the "Fees".

          (d) Elite Group shall pay to First National on demand a portion of First National's out-of-pocket costs to conduct the marketing forums (including but not limited to, the costs for advertising, printing, supplies, facility fees, and food and beverage cost), such portion to be agreed upon by the parties prior to each such forum.

     3. Representations and Warranties.

          (a) Each of First National and FNWAS represents, warrants and covenants to Elite Group that (i) it has the right and authority to enter into and fully perform this Agreement in accordance with the terms and conditions hereof; and (ii) the execution, delivery and performance of this Agreement does not and will not violate or cause a breach of any other agreements or obligations to which it is a party or by which it is bound, and no approval or other action by any governmental authority, or any other individual or entity, is required in connection herewith.

          (b) Elite Group represents, warrants and covenants to First National and FNWAS that (i) it has the right and authority to enter into and fully perform this Agreement in accordance with the terms and conditions hereof; and (ii) the execution, delivery and performance of this Agreement does not and will not violate or cause a breach of any other agreements or obligations to which it is a party or by which it is bound, and no approval or other action by any governmental authority, or any other individual or entity, is required in connection herewith.

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

     4. Limitation of Liability. EXCLUSIVE OF LIABILITY UNDER SECTION 6 BELOW, IN NO EVENT SHALL A PARTY BE LIABLE TO THE OTHER PARTY OR ANY OTHER PERSON, FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, INCLUDING LOSS OF PROFIT OR GOODWILL, FOR ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ITS SUBJECT MATTER, WHETHER SUCH LIABILITY IS ASSERTED ON THE BASIS OF
CONTRACT, TORT OR OTHERWISE EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EACH OF THE PARTY'S RESPECTIVE TOTAL LIABILITY FOR DAMAGES SHALL BE LIMITED TO THE AMOUNT OF THE TOTAL FEES DUE FIRST NATIONAL HEREUNDER AT THE TIME OF THE DISPUTE.

     5. Mutual Indemnification. Each party will at all times (notwithstanding the expiration or termination of this Agreement) indemnify and hold harmless the other party, their parent corporations and affiliates and their respective officers, directors, shareholders, members, employees and representatives, and the successors and assigns of any of them, from and against, and reimburse them for, all claims, damages, costs and expenses, including, without limitation, interest, penalties, court costs and reasonable attorneys' fees and expenses, arising out of or resulting from (i) any breach of any representation, warranty or covenant made by the indemnifying party herein, or (ii) any negligent or willful act or omission by the indemnifying party in connection with the performance of its obligations hereunder.

     6. Term; Termination of Agreement.

          (a) This Agreement shall continue in effect until terminated by either party hereto upon sixty (60) days prior written notice to the other party.

          (b) If a party hereto fails to perform any of its material obligations under this Agreement, or (b) is otherwise in material default under this Agreement, and fails to cure, or commence the cure of such failure or default within fifteen (15) days after receipt of written notice thereof, then the non-breaching party may, in its sole discretion, terminate this Agreement without further notice of any kind.

          (c) If this Agreement is terminated as provided in this Section 6, then Elite Group shall immediately pay to First National and FNWAS, as the case may be, the Fees owing under this Agreement that have accrued up to the date of termination and are unpaid, and thereafter, so long as any Commission Based Services remain in force, Elite Group shall pay to FNWAS, the Commission Based Fees, and, so long as any Fee Based Products and Services continue to be provided by Elite Group to Referred Clients, Elite Group shall pay to First National the Fee Based Referral Fees until the earlier of 12 months after termination of this Agreement or the renewal of the Referred Client's account.

          (d) The  provisions  of  Sections  2, 3, 4,  and 7 shall  survive  the
                                   --------
     termination of this Agreement.

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

     7. Confidentiality; Privacy.

          (a) First National, FNWAS and Elite Group will keep the existence of this Agreement in confidence; and will not discuss the transaction contemplated by this Agreement with any person or entity, except their respective accountants, attorneys, agents and advisors.

          (b) If a party prepares standard written materials for public distribution that describes or mentions the other party, the party preparing the materials will provide the other party with copies of such materials prior to their use. No marketing materials or press releases, concerning the transactions described in this Agreement shall be disseminated unless both parties have approved such marketing materials or press releases.


          (c) First National, FNWAS and Elite Group agree to comply with all applicable privacy laws and regulations with respect to the nonpublic personal information of the Referred Clients or their employees, as the case may be ("NPI"). Elite Group agrees not to share the NPI with any other person or entity, except as permitted by federal law, specifically, Title V of the Gramm-Leach-Bliley Act of 1999, without the prior written approval of (a) First National, or (b) the Referred Client. Elite Group further agrees to maintain the security of the NPI and restrict access of such information to persons who need to know that information in order to provide the human resource and insurance services contemplated hereunder.

     8. Relationship. Neither this Agreement, nor the transactions contemplated hereunder, shall in any respect be interpreted, deemed or construed to make First National, FNWAS and Elite Group partners or joint venturers with one another or to create or constitute any partnership, joint venture, association or other such relationship between First National or FNWAS and Elite Group.

     9. Non-Exclusivity. First National, FNWAS and Elite Group agree that nothing in this Agreement shall create an exclusive marketing and referral arrangement between First National or FNWAS and Elite Group.

     10. Amendment. This Agreement may be amended, altered or modified only by a writing signed by the parties hereto.

     11. Notices.

          (a) All notices, requests, demands and other communications hereunder, shall be in writing and shall be (i) delivered by hand, or (ii) mailed by registered or certified mail, returned receipt requested, first class postage prepaid, or (iii) delivered by prepaid cable, telex or facsimile, addressed as provided in this Section.

          (b) Notice to First National or FNWAS shall be addressed as follows:

                           First National Bank of Chester County
                           Attn: Thomas A. Imler
                           Senior Business Development Officer
                           17 E. Market Street
                           P.O. Box 3105 West Chester, PA 19381 Facsimile:
                           _______________

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

          (c) Notice to Elite Group shall be addressed as follows:

                           The Elite Group, LLC
                           Attention: Matthew S. Naylor
                           ---------------------
                           191 Sheree Boulevard
                           Suite 200
                           Exton, Pennsylvania 19341
                           Facsimile:  610-280-4297

          (d) If delivered by hand or by cable, telex or facsimile, the date on which a notice, request, instruction or document is delivered shall be the date on which such delivery is made. If delivered by mail, the date on which such notice, request, instruction or document is received shall be the date of delivery.

          (e) Any party hereto may change its address specified for notices hereby designating a new address by notice in accordance with this Section.

     12. Nonwaiver of Default. Any failure by any party hereto, at any time or from time to time, to enforce and require the performance of any of the terms and conditions of this Agreement shall not constitute a waiver of any such terms or conditions at any future time and shall not prevent such party from insisting on the performance of such terms and conditions at any later time.

     13. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, executors, administrators, successors and assigns.

     14. Headings. The section headings in this Agreement are inserted solely as a matter of convenience and for reference and are not a part of this Agreement.

     15. Interpretation. Should a provision of this Agreement require judicial interpretation, it is agreed that the judicial body interpreting or construing the same shall not apply the assumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that any instrument is to be construed strictly against the party which itself or through its agent prepared the same, it being agreed that the agents of all the parties have participated in the preparation hereof equally.

     16. Entire Agreement and Effect. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter of this Agreement and shall supersede any prior agreements, representations, warranties, or communications, whether oral or written, among the parties hereto with respect to the matters contained in this Agreement.

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

     17. Governing Law. Regardless of the place of contracting, place of performance or otherwise, this Agreement and all amendments, modifications, authorizations or supplements hereto, and the right of the parties hereunder, shall be construed under, and governed by the laws of the Commonwealth of Pennsylvania, to the extent such laws are not superseded by Federal law.

     18. Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

     19. Pronouns. All pronouns used herein shall be deemed to refer to the masculine, feminine or neuter gender as the context requires.

     IN WITNESS WHEREOF, each party hereto has executed or caused this Agreement to be executed on its behalf under seal, as of the day and year first above written.

                                     First National Bank of Chester County


                                     By:    Thomas A. Imler
                                            ---------------
                                     Name: Thomas A. Imler
                                     Title: Senior Business Development Officer

                                     First National Wealth Advisory Services


                                     By:    Thomas A. Imler
                                            ---------------
                                     Name: Thomas A. Imler
                                     Title:

                                     The Elite Group, LLC


                                     By:    Matthew S. Naylor
                                            -----------------
                                     Name: Matthew S. Naylor
                                     Title:



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                                    EXHIBIT A
                                    ---------
                              PRODUCTS AND SERVICES
                              ---------------------
Commission Based Services

o        Group Medical Insurance
o        Group Life, Accident and Disability Insurance

Fee Based Products and Services

o        Group Benefits Administration
o        Payroll Services
o        Human Resource Consulting
o        Risk Management Consulting
o        Web Enabled Human Resource Management System


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



                                    EXHIBIT B
                                    ---------
                                      FEES
                                      ----
                                                  New          Renewal
Commission Based Services                         Business     Business
-------------------------                         --------     --------
  Medical Insurance                                 20%           12%
  Life, Accident and Disability Insurance           14%           10%


Fee Based Products and Services
-------------------------------

  To be determined by agreement of the parties.


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